UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 25, 2017

Independence Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36041	26-4567130
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Two Liberty Place, 50 S. 16th Street, Suite 3575 Philadelphia, Pennsylvania	19102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (267) 270-4800

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01  Entry into a Material Definitive Agreement.

On September 3, 2017, Independence Realty Trust, Inc. (“IRT”), through Independence Realty Operating Partnership, LP (“IROP”), the operating partnership of IRT, entered into a purchase agreement (the “Purchase Agreement”) with HPI Live Oak Trace LLC, HPI Tides LLC, HPI Tides Land LLC, HPI Hunterstone LLC, HPI Cherry Grove LLC, HPI Creekside LLC and HPI Real Estate Opportunity Fund III, LLC (collectively the “Sellers”) to acquire a portfolio of nine multi-family properties and a related piece of undeveloped land (the “Property Portfolio”) for an aggregate purchase price of $228.1 million.  A current report on Form 8-K describing the Purchase Agreement was filed by IRT on September 5, 2017.

On September 25, 2017, IRT, through IROP, the Sellers and the other parties thereto entered into the First Amendment to Purchase and Sale Agreement (the “Amendment”).  The Amendment, among other things, accelerated closing of the acquisition of the Kensington property, the Schirm Farms property, the Cherry Grove property and the Riverchase property (collectively, the “First Close Properties”) to September 26, 2017, and brought to an end IRT’s right to terminate the Purchase Agreement and receive a refund of the escrow deposit (subject to limited exceptions).

Item 2.01  Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 is incorporated herein by reference.

On September 26, 2017, IRT, through IROP, closed on the acquisition of the First Close Properties.

Item 7.01  Regulation FD Disclosure.

On September 26, 2017, IRT issued a press release announcing the acquisition of the First Close Properties. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(a)	Financial Statements. The required financial information related to the Property Portfolio was included in Exhibit 99.2 to the current report on Form 8-K filed by IRT on September 5, 2017.

(d)	Exhibits

99.1	Press Release dated September 26, 2017.
99.2

Combined Statements of Revenue and Certain Expenses of the Property Portfolio for the six-month period ended June 30, 2017 and for the year ended December 31, 2016 (incorporated by reference to Exhibit 99.2 to the Form 8-K filed by IRT on September 5, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENCE REALTY TRUST, INC.

By:	/s/ James J. Sebra
Date:	September 29, 2017
Name:	James J. Sebra
Title:	Chief Financial Officer and Treasurer